Income taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
Accounting policy
The asset and liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the tax effect of operating loss and tax credit carry forwards as well as for tax consequences attributable to differences between the balance sheets carrying amounts of existing assets and liabilities and their respective tax bases. If it is more likely than not that the carrying amounts of deferred tax assets will not be realized, a valuation allowance is recorded for the difference. Income tax expense includes current and deferred taxes on profit, related interest and penalties and non-recoverable withholding taxes that qualify as income tax, as well as actual or potential withholding taxes on current and expected dividend income from group companies.
Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which temporary differences, operating loss carry forwards and tax credit carry forwards are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the
Consolidated statements of operations in the period that includes the enactment date. Deferred income taxes originally recognized through OCI are recycled through earnings in future periods upon release of the connected item from OCI to the statement of income.
We assess unrecognized tax benefits based on a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon settlement. While we believe we have appropriate support for the positions taken on our tax returns, we regularly assess the potential outcomes of examinations by tax authorities in determining the adequacy of our income tax expense, and adjust the income tax expense, income taxes payable and deferred taxes in the period in which the facts that give rise to a revision become known.
Income taxes are affecting our Consolidated statements of operations, Consolidated statements of comprehensive income and Consolidated balance sheets. The disclosure of the income taxes is therefore split into:
•Income tax expense
•Liability for unrecognized tax benefits
•Deferred taxes
Income tax expense
The components of income tax expense are as follows, whereby Income tax expense Netherlands represents the total tax expense on taxable income generated by our entities in the Netherlands and Income tax expense Foreign represents the total tax expense on taxable income generated by our non-Dutch group entities. Hereby Total income tax expense Netherlands includes withholding tax expense withheld at source on income paid by non-Dutch entities to the Netherlands.

Year ended December 31 (€, in millions)	2022	2023	2024
Netherlands	5,881.0	8,453.5	7,927.0
Foreign	575.1	630.0	1,115.4
Income before income taxes	6,456.1	9,083.5	9,042.4

Income tax (expense) / benefit current	(818.4)	(1,211.7)	(1,424.1)
Income tax (expense) / benefit deferred	(44.4)	(58.4)	67.5
Income tax (expense) / benefit Netherlands	(862.8)	(1,270.1)	(1,356.6)

Income tax (expense) / benefit current	(678.3)	(441.3)	(322.7)
Income tax (expense) / benefit deferred	571.2	275.6	(1.3)
Income tax (expense) / benefit Foreign	(107.1)	(165.7)	(324.0)

Total income tax (expense) / benefit current	(1,496.7)	(1,653.0)	(1,746.8)
Total income tax (expense) / benefit deferred	526.8	217.2	66.2
Total income tax (expense) / benefit	(969.9)	(1,435.8)	(1,680.6)
Current and deferred tax (expense) / benefit can be further broken down into:

Year ended December 31 (€, in millions)	2022	2023	2024
Current year tax (expense) / benefit	(1,440.9)	(1,766.1)	(1,535.6)
Prior year tax (expense) / benefit	(55.8)	113.1	(211.2)
Total current tax (expense) / benefit	(1,496.7)	(1,653.0)	(1,746.8)

Year ended December 31 (€, in millions)	2022	2023	2024
Changes to recognition of operating losses and tax credits	(41.2)	3.0	(24.9)
Prior year tax (expense) / benefit	79.2	(85.2)	93.1
Tax rate changes	(1.1)	13.5	—
Origination and reversal of temporary differences, operating losses and tax credits	489.9	285.9	(2.0)
Total deferred tax (expense) / benefit	526.8	217.2	66.2
Above current year tax expense includes estimated global minimum tax expense of €2.5 million that can be broken out as follows:

Year ended December 31 (€, in millions)[3]	2024
Top-up tax expense based on local QDMTT[1]	(0.3)
Top-up tax expense based on IIR[2]	(2.2)
Global minimum tax (expense) / benefit	(2.5)
1.QDMTT = qualifying domestic top-up tax.
2.IIR = Income Inclusion Rule.
3.Global Minimum Tax rules have only first become applicable as of 2024. As such, no reference for 2022 and 2023 has been included.
The Dutch statutory tax rate was 25.8% in 2024 (2023: 25.8%; 2022: 25.8%). Tax amounts in other jurisdictions are calculated at the rates prevailing in the relevant jurisdictions.
The effective tax rate (ETR) increased to 18.6% in 2024, compared with 15.8% in 2023. The higher rate is mainly driven by the new innovation box agreement that has entered into force as of 2024 as well as to the recognition of a tax expense in relation to a historic tax position.
The reconciliation of the income tax expense from the Dutch statutory rate to the effective income tax rate is as follows:

Year ended December 31 (€, in millions)	2022%[1]		2023%[1]		2024%[1]
Income before income taxes	6,456.1	100.0%	9,083.5	100.0%	9,042.4	100.0%
Income tax expense based on ASML’s domestic rate	(1,665.7)	25.8%	(2,343.5)	25.8%	(2,332.9)	25.8%
Effects of tax rates in foreign jurisdictions	13.0	(0.2)%	14.7	(0.2)%	26.6	(0.3)%
Adjustments in respect of tax-exempt income	—	—%	1.4	—%	0.9	—%
Adjustments in respect of tax incentives	741.2	(11.5)%	941.9	(10.4)%	824.6	(9.1)%
Adjustments in respect of prior years’ current taxes	(55.8)	0.9%	113.1	(1.2)%	(211.2)	2.3%
Adjustments in respect of prior years’ deferred taxes	79.2	(1.2)%	(85.2)	0.9%	93.1	(1.0)%
Movements in the liability for unrecognized tax benefits	(9.9)	0.2%	(55.0)	0.6%	(66.8)	0.7%
Global Minimum Tax	—	—%	—	—%	(2.5)	—%
Change in valuation allowance	(41.2)	0.6%	3.0	—%	(24.9)	0.3%
Equity method investments	(38.3)	0.6%	(42.6)	0.5%	(41.6)	0.5%
Effect of change in tax rates	(1.1)	—%	13.5	(0.1)%	—	—%
Other (credits) and non-tax deductible items	8.7	(0.1)%	2.9	—%	54.1	(0.6)%
Income tax expense	(969.9)	15.0%	(1,435.8)	15.8%	(1,680.6)	18.6%
1.As a percentage of income before income taxes.
The individual line items in the table above are explained in more detail below.
Income tax expense based on ASML’s domestic rate
The income tax expense based on ASML’s domestic rate is based on the Dutch statutory income tax rate. It reflects the income tax expense that would have been applicable assuming that all of our income is taxable against the
Dutch statutory tax rate and there are no differences between taxable base and financial results and no tax incentives are applied.
Effects of tax rates in foreign jurisdictions
A portion of our results is realized in countries other than the Netherlands where different tax rates are applicable.
The effect can differ from year to year depending on the profit before tax in respective foreign jurisdictions.
Adjustments in respect of tax-exempt income
Some interest income earned is exempt for tax purposes at the level of one of our group entities.
Adjustments in respect of tax incentives
Adjustments in respect of tax incentives mainly relate to a reduced tax rate as a result of application of the Dutch
Innovation Box, which is a facility under Dutch corporate tax law pursuant to which qualified income associated with
R&D is subject to an effective tax rate of 9.0%. The innovation box benefit is determined according to Dutch laws and published tax policy, whereby for all years mentioned the application has been confirmed in agreements between ASML and the Dutch tax authorities. As of 2024 this agreement has been renewed, now being applicable for the years 2024 through 2028 assuming facts and circumstances do not change.
Furthermore, this category includes the benefit of the foreign-derived intangible income (FDII) deduction applicable at the level of our US group companies. The FDII deduction is a facility under US corporate tax law which reduces the effective tax rate on income derived from tangible and intangible products and services in foreign markets.
Based on new guidance issued by the US Internal Revenue Service (IRS) in 2023 on funded R&D, FDII deduction for
2023 and 2024 has significantly reduced.
Decline in absolute amount of the 2024 benefit of tax incentives as compared to 2023 is driven by a lower innovation box allocation percentage applicable as of 2024 as compared to 2023.
Adjustments in respect of prior years’ current taxes
The adjustments in respect of prior years’ current taxes relate to differences between the initially estimated income taxes and final corporate income tax (CIT) returns filed or arrangements agreed upon with tax authorities. These are mainly caused by modifications in temporary differences on contract liabilities and are offset by similar movements in prior-year deferred tax balances. For 2024 it also includes a tax expense in relation to a historic tax position.
Adjustments in respect of prior years’ deferred taxes
The movements in the adjustments in respect of prior years’ deferred taxes mainly relate to differences between the initially estimated income taxes and final CIT returns filed. This is mainly caused by modifications in temporary differences on contract liabilities.
Movements in the liability for unrecognized tax benefits
In 2024, similar to prior years, the effective tax rate was impacted by movements in the liability for unrecognized tax benefits. The movement for 2024 is mainly driven by continued dialogues with Dutch and foreign tax authorities in the area of transfer pricing and the use of foreign tax credits. Additionally, some prior-year positions have been released as a result of the lapse of statute.
Global minimum tax
ASML falls within the scope of the OECD global minimum tax rules. Global minimum tax legislation was enacted in the Netherlands, the jurisdiction in which ASML is incorporated, and came into effect from January 1, 2024.
In conformity with the FASB staff comments of February 1, 2023, we have treated the global minimum tax as an alternative minimum tax and did not recognize deferred tax impacts or remeasure existing deferred taxes under local regular income tax systems.
ASML recognized an estimated current tax expense related to global minimum tax, amounting to €2.5 million.
Change in valuation allowance
Changes in valuation allowance mainly relate to R&D and withholding tax credits for the respective year at the level of our group companies in the Netherlands and the US, for which it is considered not more likely than not that these can be realized in future years. Additionally, in 2023 and 2024 a reduction in valuation allowance is recorded for a refund of withholding taxes in Taiwan.
Equity method investments
This line includes the income tax expense relating to our investment in Carl Zeiss SMT Holding GmbH & Co. KG.
Effect of change in tax rates
In 2024 there were no tax rate changes with a revaluation impact. In 2023 there was a small tax rate change impact relating to revaluation of deferred tax positions of our Dutch fiscal unity following from the renewed innovation box agreement with the Dutch tax authorities, which slightly changed the effective tax rate of the Dutch fiscal unity against which temporary differences reverse. Additionally in 2023 a rate change effect was included following an internal group restructuring in the US.
The 2022 tax rate changes related to adjustments enacted in respective years in the general CIT rates applying in
South Korea and the Netherlands.
Other credits and non-tax deductible items
Other credits and non-tax-deductible items reflect the impact on our statutory rates of permanent non-tax deductible items such as non-deductible withholding taxes, non-deductible shared-based payment expenses and non-deductible meals and entertainment expenses, as well as the impact of various tax credits (e.g. US R&D credits) on our income tax expense.
US Tax Reform
The year-end tax positions also reflect the regulations of 2017 US Tax Reform, thereby taking into account the guidance issued by the US government. Hereby the most recent guidance for the final FDII regulations has been applied. With regard to the global intangible low taxed income (GILTI) and base erosion and anti-abuse tax (BEAT)
regulations, the decision has been taken to treat these as a period permanent item.
In 2022, the US enacted the CHIPS and Science Act, which, among other things, implemented a 25% investment tax credit on semiconductor and semiconductor equipment manufacturing assets. Accounting for respective credits is outside scope of Income Tax. For more details we refer to paragraph 13 ‘Property, plant and equipment’.
Additionally, in 2022 the US enacted the Inflation Reduction Act (IRA), which, among other things, implements a
15% minimum tax on book income of certain large corporations, a 1% excise tax on share buybacks, several clean energy provisions and additional funding for the IRS. Relevant tax aspects of the IRA have been assessed and included in our tax positions reported for 2024. Based on our current analysis, we do not believe the IRA will have a material impact on our Consolidated financial statements for years 2024 and onward.
Liability for unrecognized tax benefits and deferred taxes
The liability for unrecognized tax benefits and related accrued interest and penalties and total deferred tax position recorded on the Consolidated balance sheets is as follows:

Year ended December 31 (€, in millions)	2022	2023	2024
Liability for unrecognized tax benefits	(215.5)	(249.7)	(253.1)
Deferred tax assets	1,672.8	1,872.3	1,940.7
Deferred tax liabilities	(51.5)	(122.6)	(46.1)
Deferred and other tax assets (liabilities)	1,405.8	1,500.0	1,641.5
Liability for unrecognized tax benefits
We have operations in multiple jurisdictions, where we are subject to the application of complex tax laws.
Application of these complex tax laws may lead to uncertainties on tax positions. We aim to resolve these uncertainties in discussions with the tax authorities. We record unrecognized tax benefits in line with the requirements of ASC 740, which requires us to estimate the potential outcome of any tax position. Our estimate for the potential outcome of any uncertain tax position is highly judgmental. We believe that we have adequately provided for uncertain tax positions. However, settlement of these uncertain tax positions in a manner inconsistent with our expectations could have a material impact on our Consolidated financial statements.
Consistent with the requirements of ASC 740, as of December 31, 2024, the liability for unrecognized tax benefits
(excluding interest and penalties) amounts to €214.0 million (2023: €193.6 million), which is classified as Deferred and other income tax liabilities. If recognized, these unrecognized tax benefits would affect our effective tax rate for approximately €188.4 million benefit (2023: €176.7 million benefit).
Interest and penalties related to the liability for unrecognized tax benefits amount to €39.1 million (2023: €56.1 million) and are included in the total liability position, as specified below. The impact on the Consolidated statements of operations of accrued interest and penalties in 2024 amount to a benefit of €17.7 million (2023: €3.4 million expense; 2022: €5.0 million benefit).
A reconciliation of the beginning and ending balance of the liability for unrecognized tax benefits (excluding interest and penalties) is as follows:

Year ended December 31 (€, in millions)	2022	2023	2024
Balance as at January 1	(144.3)	(160.0)	(193.6)
Gross increases – tax positions in prior period	(11.7)	(44.1)	(39.7)
Gross decreases – tax positions in prior period	2.0	12.6	11.0
Gross increases – tax positions in current period	(23.1)	(27.7)	(64.9)
Settlements	6.8	2.2	69.9
Lapse of statute of limitations	13.2	17.9	6.1
Effect of changes in exchange rates	(2.9)	5.5	(2.8)
Total liability for unrecognized tax benefits	(160.0)	(193.6)	(214.0)
Balance of accrued interest and penalties	(55.5)	(56.1)	(39.1)
Total liabilities for unrecognized tax benefits including interest and penalties	(215.5)	(249.7)	(253.1)
We conclude our liability for unrecognized tax benefits to be appropriate. Based on the information currently available, we estimate that the liability for unrecognized tax benefits will decrease by €0.6 million (excluding interest and penalties) within the next 12 months, mainly as a result of expiration of statute of limitations.
Settlements reported in 2024 mainly relate to an agreement reached with South Korean tax authorities in the area of transfer pricing for financial years 2019 to 2023. Settlements reported in 2022 and 2023 mainly relate to the CIT returns of our Dutch fiscal unity.
Increase in prior period and current period tax positions mainly relate to dialogues with the Dutch tax authorities in relation to the use of foreign tax credits.
We file income tax returns in all countries where we operate, with the Netherlands, US, Taiwan, South Korea and
China being the major jurisdictions. The years for which tax returns are still open for examination for respective jurisdictions are as follows:

Country	Years
Netherlands	2021 – 2024
US	2018 – 2024
Taiwan	2019 – 2024
South Korea	2019 – 2024
China	2014 – 2024
We are routinely subject to examinations and audits from tax and other authorities in the various jurisdictions in which we operate. We believe that adequate amounts of taxes and related interest and penalties have been provided for, and any adjustments as a result of examinations are not expected to have a material adverse effect.
Deferred taxes
The composition of total deferred tax assets and liabilities reconciled to the classification in the Consolidated balance sheets is:

Deferred taxes (€, in millions)	January 1, 2024	Credits and other	Consolidated Statements of Operations	Income tax recognized in Other Comprehensive Income	Effect of changes in exchange rates	December 31, 2024
Deferred tax assets:
Capitalized R&D costs	514.1	—	(66.5)	—	34.1	481.7
Goodwill	65.0		14.8		—	79.8
R&D and other tax credit carry forwards	217.8	(9.7)	45.4	—	13.1	266.6
Inventories	61.4	—	31.6	—	2.5	95.5
Contract liabilities	959.8	—	39.9	—	46.3	1,046.0
Accrued and other liabilities	139.5	—	(6.6)	—	2.5	135.4
Operating loss carry forwards	3.9	—	(2.8)	—	—	1.1
Property, plant and equipment	29.2	—	(16.2)	—	(1.6)	11.4
Lease liabilities	28.7	—	(5.0)	—	1.7	25.4
Other intangible assets	119.3	—	(12.3)	—	—	107.0
Share-based payments	16.8	—	6.9	—	6.3	30.0
Other temporary differences	22.5	—	4.9	3.7	(6.7)	24.4
Total deferred tax assets, gross	2,178.0	(9.7)	34.1	3.7	98.2	2,304.3
Valuation allowance[1]	(206.7)	—	(24.9)	—	(11.0)	(242.6)
Total deferred tax assets, net	1,971.3	(9.7)	9.2	3.7	87.2	2,061.7
Deferred tax liabilities:
Other intangible assets	(52.0)	—	9.4	—	(3.4)	(46.0)
Goodwill	(38.5)	—	(7.2)	—	—	(45.7)
Inventories	(3.8)		3.7		0.1	—
Right-of-use assets	(28.7)	—	5.0	—	(1.7)	(25.4)
Property, plant and equipment	(13.6)	—	(22.7)	—	0.2	(36.1)
Accrued and other liabilities	(0.5)		0.2		—	(0.3)
Contract liabilities	(80.0)	—	80.0	—	—	—
Long-term debt	(1.6)	—	0.3	—	—	(1.3)
Other temporary differences	(2.9)	—	(11.7)		2.3	(12.3)
Total deferred tax liabilities	(221.6)	—	57.0	—	(2.5)	(167.1)
Net deferred tax assets (liabilities)	1,749.7	(9.7)	66.2	3.7	84.7	1,894.6
Classified as:
Deferred tax assets – non-current	1,872.3					1,940.7
Deferred tax liabilities – non-current	(122.6)					(46.1)
Net deferred tax assets (liabilities)	1,749.7					1,894.6
1.The valuation allowance disclosed above relates to R&D and other tax credit carry forwards and operating loss carry forwards that may not be realized.

Deferred taxes (€, in millions)	January 1, 2023	Credits and other	Consolidated Statements of Operations	Effect of changes in exchange rates	December 31, 2023
Deferred tax assets:
Capitalized R&D costs	592.1	—	(54.5)	(23.5)	514.1
Goodwill	—	—	65.0	—	65.0
R&D and other tax credit carry forwards	213.4	(28.1)	39.5	(7.0)	217.8
Inventories	45.2	—	17.6	(1.4)	61.4
Contract liabilities	820.8	—	174.4	(35.4)	959.8
Accrued and other liabilities[1]	113.9	—	30.5	(4.9)	139.5
Operating loss carry forwards	4.5	—	0.2	(0.8)	3.9
Property, plant and equipment	18.9	—	10.7	(0.4)	29.2
Lease liabilities	27.4	—	2.3	(1.0)	28.7
Other intangible assets	124.8	—	(5.5)	—	119.3
Share-based payments	11.4	—	5.9	(0.5)	16.8
Other temporary differences	23.3	—	(6.6)	5.8	22.5
Total deferred tax assets, gross	1,995.7	(28.1)	279.5	(69.1)	2,178.0
Valuation allowance[2]	(215.4)	—	3.0	5.7	(206.7)
Total deferred tax assets, net	1,780.3	(28.1)	282.5	(63.4)	1,971.3
Deferred tax liabilities:
Other intangible assets	(65.4)	—	10.9	2.5	(52.0)
Goodwill	(28.8)	—	(9.7)	—	(38.5)
Inventories	—	—	(4.1)	0.3	(3.8)
Right-of-use assets	(27.4)	—	(2.3)	1.0	(28.7)
Property, plant and equipment	(9.8)	—	(5.1)	1.3	(13.6)
Accrued and other liabilities	—	—	(0.5)	—	(0.5)
Contract liabilities	(16.3)	—	(64.2)	0.5	(80.0)
Long-term debt	(1.5)	—	(0.1)	—	(1.6)
Other temporary differences	(9.8)	—	9.8	(2.9)	(2.9)
Total deferred tax liabilities	(159.0)	—	(65.3)	2.7	(221.6)
Net deferred tax assets (liabilities)	1,621.3	(28.1)	217.2	(60.7)	1,749.7
Classified as:
Deferred tax assets – non-current	1,672.8				1,872.3
Deferred tax liabilities – non-current	(51.5)				(122.6)
Net deferred tax assets (liabilities)	1,621.3				1,749.7
1.For presentation purposes the standard warranty reserve under the deferred tax assets has been classified as part of the ‘Accrued and other liabilities’ as of 2023.
2.The valuation allowance disclosed above relates to R&D and other tax credit carry forwards and operating loss carry forwards that may not be realized.
Operating loss carry forwards and tax credit carry forwards
The deferred tax assets from operating loss carry forwards and R&D and other tax credit carry forwards recognized as per December 31, 2024, are almost fully reserved. R&D and other tax credit carry forwards for the amount of
€209.4 million have no expiration date. The remaining R&D and other tax credit carry forwards of €57.1 million have an expiration date between 2025 and 2044. For an amount of €12.1 million the operating loss carry forwards have an expiration date between 2025 and 2035. The remaining operating loss carry forwards of €0.0 million have no expiration date.
Unrecognized deferred tax liability related to investments in foreign subsidiaries
ASML periodically reviews the capital structure of each group entity and may distribute retained earnings, repay capital or inject fresh capital, should the projected cash flows, freely available funds of the respective entity and capital adequacy requirements in the respective country allow/require for this. At December 31, 2024, the undistributed retained earnings of our non-Dutch subsidiaries are indefinitely reinvested. As such, no deferred tax liability has been recognized in respect of undistributed retained earnings of our non-Dutch subsidiaries. As the tax implications of such distributions are dependent on local tax and accounting regulations applying at the moment of distribution, these can also not practically be determined. As per December 31, 2024, the aggregate amount of unrecognized temporary differences approximately amounts to €1,010.2 million (2023: €673.9 million).